Basic And Diluted Loss Per Share	9 Months Ended
Mar. 31, 2012
Basic And Diluted Loss Per Share [Abstract]
Basic And Diluted Loss Per Share

6. Basic and Diluted Loss Per Share

Basic loss per share is computed by dividing the net loss by the weighted average number of shares of common stock and participating securities outstanding during the periods presented. Diluted loss per share is computed by dividing the net loss by the weighted average number of shares of common stock and participating securities outstanding plus all dilutive potential common shares that result from stock options. The weighted average common shares outstanding for both basic and dilutive (in thousands), were 14,778 and 14,575, for the three-months ended March 31, 2012 and 2011, respectively, and 14,723 and 14,546, for the nine-months ended March 31, 2012 and 2011, respectively.

The dilutive effect of stock options excludes approximately 1.13 million and 1.79 million options for the three and nine-months ended March 31, 2012, respectively, and 1.71 million and 1.74 million options for the three and nine-months ended March 31, 2011, respectively, for which the exercise price was higher than the average market price. In addition, 77,131 and 888 of potentially dilutive stock options where the exercise price was lower than the average market price were excluded from diluted weighted average common shares outstanding for the three-months ended March 31, 2012 and March 31, 2011, respectively, as they would be anti-dilutive due to the Company's net loss for such periods. For the nine-months ended March 31, 2012 and 2011, there were 41,133 and 1,538 potentially dilutive stock options, respectively, excluded from diluted weighted average common shares outstanding, as they would also be anti-dilutive due to the Company's net loss for these nine-month periods.